UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      March 7, 2012

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                                          Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

             On March 7, 2012,  the Board of Directors of Hickok Incorporated (the "Company") appointed Edward F. Crawford, age 71, a director of the Company's Board of Directors to fill the vacant directorship. Mr. Crawford's term will expire in 2013, at which time he may stand for re-election to the Board by the Company's shareholders. During this initial term, he is expected to serve on the Board's Executive Committee. Mr. Crawford is currently Director, Chairman and Chief Executive Officer of Park-Ohio Holdings Corp.

            Mr. Crawford's compensation for his service as a director will be consistent with that of the Company's other directors who are not employees of the Company, as described in the Company's definitive proxy statement filed with the securities and Exchange Commission on January 30, 2012 under the caption, "Director Compensation" which portion of such proxy statement is incorporated herein by reference.

            There are no arrangements or understandings between Mr. Crawford and any other persons pursuant to which Mr. Crawford was selected as a director, except Mr. Crawford is the designated person selected by Roundball, LLC. as described in the Company's definitive proxy statement filed with the securities and Exchange Commission on January 30, 2012 under the caption, "Principal Shareholders" and "Transactions With Management" which portions of such proxy statement are incorporated herein by reference. There are no transactions in which Mr. Crawford has an interest requiring disclosure pursuant to item 404(a) of Regulation S-K,  except Mr. Crawford is the designated person selected by Roundball, LLC. as described in the Company's definitive proxy statement filed with the securities and Exchange Commission on January 30, 2012 under the caption, "Principal Shareholders" and "Transactions With Management" which portions of such proxy statement are incorporated herein by reference.

Item 7.01   Regulation FD Disclosure

            On March 8, 2012, the Company issued a news release announcing Mr. Crawford's election.  The news release is furnished herewith as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

              99.1  News Release, dated March 8, 2012

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    March 12, 2012

EXHIBIT  INDEX

            Exhibit                Description of Exhibit

            99.1                    News Release, dated March 8, 2012